SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                    ------------------------

                            FORM 8-K

                         CURRENT REPORT


                 Pursuant to Section 13 or 15(d)
             Of The Securities Exchange Act of 1934



Date of Report
(Date of earliest event reported):            November 6, 1998
                                             --------------------


        ELECTRONIC RETAILING SYSTEMS INTERNATIONAL, INC.
        ------------------------------------------------
     (Exact name of registrant as specified in its charter)


   Delaware                 0-21456              06-1361276
----------------         ------------        -----------------
(State or other          (Commission         (I.R.S. Employer
 jurisdiction of          file number)        Identification No.)
 incorporation or
 organization)



488 Main Avenue, Norwalk, Connecticut                06851
---------------------------------------------------------------
(Address of principal executive offices)          (Zip Code)



Registrant's telephone number,
 including area code:                            203-849-2500
                                                 ------------

Item 5.   Other Events.
          -------------

     The Registrant has announced that, effective November 6, 1998, its Common Stock, $.01 par value, will be listed on The Nasdaq SmallCap Market pursuant to the maintenance criteria for such listing. For further information with respect thereto, reference is hereby made to the Registrant's press release issued November 6, 1998 annexed to this Current Report as Exhibit 99, the text of which is hereby incorporated by reference.


Item 7.   Financial Statements and Exhibits.
          ----------------------------------

     (c)  Exhibits.

          The exhibit filed as part of this Current Report on Form 8-K is listed in the attached Index to Exhibits.

                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              ELECTRONIC RETAILING SYSTEMS
                               INTERNATIONAL, INC.



                              By s/ Michael B. Persky
                                 --------------------------------
                                 Michael B. Persky
                                 President



Dated: November 6, 1998

                        INDEX TO EXHIBITS

Exhibit        Description
-------        -----------

99             Press Release of the Registrant issued November 6,
               1998.